UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2003

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware	94-3249110
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

500 Sansome Street
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Item 5.     Other Events and Regulation FD Disclosure

Plumtree Software, Inc. (the “Company”) has been informed that Jim Flatley, Vice President of Worldwide Field Operations, will be leaving the Company effective April 30, 2003. Mr. Flatley has held his current position since July, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: April 16, 2003	By:	/s/ Gregory P.G. Wharton
Gregory P.G. Wharton General Counsel